Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: August 3, 2009 To August 30, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	SEPTEMBER 23, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	SEPTEMBER 23, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009	8/2/2009	8/30/2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730	$9,034,187	$7,980,143
Accounts receivable[1]	6,980,430	7,770,578	7,857,279	8,459,192	95,408,006	2,418,885	2,020,865	2,635,896	2,628,282
Inventories	3,838,065	3,664,000	3,660,000	3,685,000	—	—	—	—	—
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984	931,506	720,545	665,871	540,777	437,021
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310	99,430,908	16,332,944	15,523,249	14,845,643	13,680,229
Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761	1,355,325	1,355,325	1,355,325	1,355,325	1,355,325
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)	(1,193,804)	(1,214,208)	(1,234,610)	(1,254,730)	(1,274,849)

Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349	161,521	141,117	120,715	100,595	80,476
Investment[2]	609,958,833	609,452,228	609,452,228	608,877,754	4,722,402	4,026,322	3,401,392	3,334,680	2,920,325
Net Intercompany receivable[2,3]	380,411,592	364,771,130	362,018,963	368,163,677	—	—	—	—	—
Other assets	48,850,022	45,911,887	43,305,421	42,914,089	32,126,393	31,835,864	31,868,923	31,691,674	32,363,535

TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178	136,441,224	52,336,247	50,914,279	49,972,592	49,044,565

CURRENT LIABILITIES
Accounts payable	—	1,041,104	239,496	1,168,385	119,728	137,757	57,167	9,349	19,353
Accrued expenses	—	2,264,062	3,886,832	4,275,638	6,806,139	1,223,155	844,120	598,934	476,946

TOTAL CURRENT LIABILITIES	—	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287	608,283	496,299

LIABILITIES NOT SUBJECT TO COMPROMISE	—	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287	608,283	496,299
LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013	491,973,646	436,785,319	439,742,743	445,566,437	444,669,611
STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975	20,238,486	20,238,486	20,238,486	20,238,486	20,238,486
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488	98,740,698	98,740,698	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)	(46,594,889)	(46,320,554)	(46,142,364)	(45,885,665)	(45,685,487)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942	(434,842,584)	(458,468,614)	(462,566,571)	(469,295,647)	(469,415,042)

TOTAL STOCKHOLDERS' EQUITY	457,488,004	449,112,878	441,150,500	444,744,142	(362,458,289)	(385,809,984)	(389,729,751)	(396,202,128)	(396,121,345)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,067,566,056	$1,049,403,960	$1,044,139,906	$1,049,707,178	$136,441,224	$52,336,247	$50,914,279	$49,972,592	$49,044,565

1.	Accounts receivable include $3,461,235, $3,338,463, $3,291,694, $2,807,186, 2,418,885, $2,020,865, $2,635,896 and 2,628,282 of non trade receivables, deposits, advances and other miscellaneous receivables for January, February March, April, May, June, July and August, respectively. April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009
2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.	For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009	8/2/2009	8/30/2009
Net sales	$4,196,944	$3,707,000	$4,267,000	$4,788,000	$—	$—	$—	$—
Cost of products sold	4,066,668	3,432,000	3,921,000	4,538,000	—	—	—	—
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262	2,242,369	592,107	493,181	638,486	538,674
Gain (loss) on foreign currency translation	(25,988)	186,882	(76,697)	(599,023)	(20,594,933)	(1,520,359)	(3,601,719)	2,872,317
Other income (loss), net	(17,943)	(20)	(21,402)	(6,048)	(15,449)	(465)	(3,398)	3,159

Operating loss	(1,912,235)	(1,491,655)	(1,956,361)	(2,597,440)	(21,202,489)	(2,014,005)	(4,243,603)	2,336,802
Loss on divestiture	—	—	—	591,236,706	338,961	—	1,613	205
Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766	59,249	15,215	136,808	77,436	69,843
Interest expense, net	6,291,587	5,557,027	3,249,769	3,648,701	1,915,894	1,794,950	2,254,572	2,233,545

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)	(597,542,096)	(23,472,559)	(3,945,763)	(6,577,224)	33,209
Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)	(2,588,980)	—	—	—	—

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)	(594,953,116)	(23,472,559)	(3,945,763)	(6,577,224)	33,209
Tax expense	7,880	9,014	8,861	1,861	3,654	3,654	3,291	3,290

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)	(594,954,977)	(23,476,213)	(3,949,417)	(6,580,515)	29,919
Loss (income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)	131,548	149,818	148,540	148,561	149,315

Net (loss) income	$(9,720,082)	$(6,356,190)	$3,123,314	$(595,086,525)	$(23,626,031)	$(4,097,957)	$(6,729,076)	$(119,396)

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009	8/2/2009	8/30/2009
Operating activities:
Net loss	$(9,917,347)	$(16,273,537)	$(13,150,223)	$(608,236,748)	$(631,862,778)	$(635,960,735)	$(642,689,811)	$(642,809,207)
Depreciation and amortization	369,015	729,029	1,096,266	1,475,836	1,496,240	1,516,642	1,536,761	1,556,881
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)	(93,434,979)	(445,858)	(47,838)	(662,869)	(655,256)
Inventories	135,000	139,000	114,000	516,000	516,000	516,000	516,000	516,000
Other assets	168,409	(786,794)	(587,802)	(286,324)	(75,364)	(20,689)	104,405	208,161
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427	2,362,951	(3,682,855)	(1,999,876)	119,711	1,769,727
Income taxes payable	—	—	—	—	—
Loss on Divestiture	—	—	—	681,379,250	606,471,427	606,471,427	606,471,427	606,471,427
Other	3,174,529	5,692,364	(995,003)	138,179	522,947	2,107,827	6,019,591	3,303,438

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)	(16,085,835)	(27,060,241)	(27,417,242)	(28,584,785)	(29,638,829)

Investing activities:
Purchases of property, plant and equipment	—	—	(493,000)	(498,000)	(498,000)	(498,000)	(498,000)	(498,000)
Divestitures	—	—	—	—	96,076,462	96,076,462	96,076,462	96,076,462
Proceeds from sales of property, plant and equipment	—	—	—	2,000	2,000	2,000	2,000	2,000
Other	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	—	(493,000)	(496,000)	95,580,462	95,580,462	95,580,462	95,580,462

Financing activities:
Net borrowings on credit lines	—	—	—	—	—	—	—	—
Payments on long-term debt	—	—	—	—	(75,000,000)	(75,000,000)	(75,000,000)	(75,000,000)
Proceeds from long-term debt	—	—	—	—	—	—	—	—
Intercompany	5,452,984	3,935,933	4,455,539	7,715,137	7,715,198	7,715,198	7,715,198	7,715,198
Other	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539	7,715,137	(67,284,802)	(67,284,802)	(67,284,802)	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—	(134)	(134)	(134)	(134)	(134)
Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)	(8,866,698)	1,235,419	878,418	(289,125)	(1,343,169)
Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730	$9,034,187	$7,980,143

1.	Cashflow statement based on Company's fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING[1]		JANUARY 2009	FEBRUARY 2009	MARCH 2009	APRIL 2009	MAY 2009	JUNE 2009	JULY 2009	AUGUST 2009
1. 0-30		$3,368,106	$3,387,728	$4,728,441	$—	$—	$—	$—	$—
2. 31-60		643,867	1,103,581	433,694	—	—	—	—	—
3. 61-90		185,241	27,507	(32,144)	—	—	—	—	—
4. 91+		112,128		37,507	—	—	—	—	—
5. TOTAL ACCOUNTS RECEIVABLE		$4,309,343	$4,518,816	$5,167,498	$—	$—	$—	$—	$—
6. AMOUNT CONSIDERED UNCOLLECTIBLE		—	—
7. ACCOUNTS RECEIVABLE (NET)		$4,309,343	$4,518,816	$5,167,498	$—	$—	$—	$—	$—

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

For April does not include receivable for the proceeds from the sale on 4/30/2009.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: 8/3/09-8/30/2009

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$—	$—	$—	$—	$—
2. STATE	—	—	—	—	—
3. LOCAL	—	—	—	—	—
4. OTHER (ATTACH LIST)	—	—	—	—	—
5. TOTAL TAXES PAYABLE	$—	$—	$—	$—	$—
6. ACCOUNTS PAYABLE	$19,353	$—	$—	$—	$19,353

STATUS OF POSTPETITION TAXES	MONTH: 8/3/09-8/30/2009

	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1. WITHHOLDING**	$—	$11,915	$11,915	—
2. FICA-EMPLOYEE**	—	2,647	2,647	—
3. FICA-EMPLOYER**	—	2,647	2,647	—
4. UNEMPLOYMENT	—	—	—	—
5. INCOME	—	—	—	—
6. OTHER (ATTACH LIST)	—	—	—	—
7. TOTAL FEDERAL TAXES	$—	$17,209	$17,209	$—
STATE AND LOCAL
8. WITHHOLDING	$—	$3,376	$3,376	—
9. SALES	—	—	—	—
10. EXCISE	—	—	—	—
11. UNEMPLOYMENT	—	—	—	—
12. REAL PROPERTY	—	—	—	—
13. PERSONAL PROPERTY	—	—	—	—
14. OTHER (ATTACH LIST)	—	—	—	—
15. TOTAL STATE & LOCAL	$—	$3,376	$3,376	$—
16. TOTAL TAXES	$—	$20,585	$20,585	$—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	8/3/09-8/30/2009

BANK RECONCILIATIONS

A.	BANK:	Bank of America	Wilmington Trust	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia
B.	ACCOUNT NUMBER:	0049 6189 8991	2881-0598	2000044344937	2000044344953	2000042096355	2000042096368	2000028428497	TOTAL
C.	PURPOSE (TYPE):	Deposit/ Wdrwl	Deposit/ Wdrwl	Money Market	Money Market	Deposit/ Wdrwl	Deposit/ Wdrwl	Deposit/ Wdrwl
1.	BALANCE PER BANK STATEMENT	$732	$13,735	$5,152,389	$1,937,092	$380,106	$499,988	$4,988	$7,989,030
2.	ADD: TOTAL DEPOSITS NOT CREDITED								—
3.	SUBTRACT: OUTSTANDING CHECKS	—				(2,183)			(2,183)
4.	OTHER RECONCILING ITEMS		19	(5,354)	(2,198)	329			(7,204)
5.	MONTH END BALANCE PER BOOKS	732	13,754	5,147,035	1,934,894	378,252	499,988	4,988	7,979,643
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER						DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS								—
CASH
12.	CURRENCY ON HAND								$500

13.	TOTAL CASH - END OF MONTH								$7,980,143

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	8/3/09-8/30/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$—	$—

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Alvarez & Marsal	7/29/09 & 8/24/09	$13,052	$13,052	$637,635
2.	FTI Consulting				61,845
3.	Goldman Sachs				4,142,218
4.	Gordian Group LLC	8/5/09 & 8/24/09	33,333	33,333	482,214
5.	Greenberg Traurig, LLP	8/5/09 & 8/18/09	21,989	21,989	1,089,509	25,786
6.	Hammonds	8/24/2009	2,374	2,374	117,048
7.	Hunton & Williams	8/5/09 & 8/24/09	158,206	158,206	1,959,498	144,612
8.	Ivins, Phillips, & Barker			19,943	121,603
9.	Kekst & Company				7,513
10.	Kurtzman Carson Consultants				390,037	18,252
11.	Lowenstein & Sandler PC			3,750	25,176
12.	Tavenner & Beran			—	—	24,278
13.	Quarles & Brady				1,444,761	756,759
	TOTAL PAYMENTS TO PROFESSIONALS		$228,954	$252,647	$10,479,056	$969,687

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2.	James Center Property LLC	—	—
3.	Ikon Leasing	814	814
3.	Lanier Parking Solutions	927	927	130
4	Pitney Bowes	—	—
	TOTAL	$1,741	$1,741	$130

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 8/3/09-8/30/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	Jan Amount Paid[1]	Feb Amount Paid	March Amount Paid	April Amount Paid	May Amount Paid	June Amount Paid	July Amount Paid	Aug Amount Paid	TOTAL PAID TO DATE
1.	Alvarez & Marsal	Professional	$—	$—	$279,364	$186,116	$134,882	$24,222	$—	$13,052	637,636
2.	Buchan, Brian J	BOD Fees	1,260	—	3,780	5,600	1,269	2,585	—	—	14,494
3.	Causey Jr, John Paul	Payroll	36,500	24,333	24,333	24,333	—	—	24,333	24,333	158,166
4.	Causey Jr, John Paul	Expense Reimb	—	267	1,719	45	202	555	—	—	2,787
5.	Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	9,096	1,577	4,370	—	—	30,365
6.	Fell, Sir David	BOD Fees	9,968	5,626	1,104	23,770	1,200	—	26,463	—	68,131
7.	Formacek, Candace C.	Payroll	23,125	15,417	15,417	15,417	—	—	—	—	69,375
8.	Formacek, Candace C.	Expense Reimb	—	521	—	2,351	33	—	—	—	2,905
9.	Fowden, Jerry	BOD Fees	1,260	—	—	5,600	1,260	—	2,585	—	10,705
10.	FTI Consulting	Professional	—	—	61,845	—	—	—	—	—	61,845
11.	Goldman Sachs	Professional	—	—	—	—	4,142,218	—	—	—	4,142,218
12.	Gordian Group	Professional	—	—	65,584	85,597	127,184	85,314	85,202	33,333	482,214
13.	Greenberg Traurig	Professional	—	—	329,162	219,314	454,315	45,432	19,297	21,989	1,089,509
14.	Hammonds LLP	Professional	—	—	44,502	27,730	27,999	14,443	—	2,374	117,048
15.	Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	8,000	1,800	—	3,692	—	18,071
16.	Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	2,654	—	—	—	—	9,658
17.	Henderson, Thomas M	Payroll	25,000	16,667	16,667	16,667	—	—	—	—	75,000
18.	Henfling, Robin	Payroll	33,086	20,433	20,433	20,433	—	—	—	—	94,386
19.	Henfling, Robin	Expense Reimb	—	1,895	4,758	1,577	—	—	—	—	8,231
20.	Hockett, Vincent W.	Payroll	33,125	22,083	22,083	22,083	—	—	—	—	99,375
21.	Hockett, Vincent W.	Expense Reimb	—	50	2,405	—	—	—	—	—	2,455
22.	Hunton & Williams LLP	Professional	—	—	751,574	—	619,558	293,537	136,623	158,206	1,959,499
23.	Ivins, Phillips & Baker	Professional	—	15,934	—	18,538	7,987	15,657	43,544	19,943	121,603
24.	Kekst & Company	Professional	5,263	—	1,550	700	—	—	—	—	7,513
25.	Kohut, Andrew J	Payroll	71,250	44,958	48,285	47,500	—	—	—	—	211,993
26.	Kohut, Andrew J	Expense Reimb	290	—	743	155	—	—	—	—	1,189
27.	Lowenstein Sandler PC	Professional	—	—	—	11,528	9,898	—	—	3,750	25,176
28.	Kurttzman Carson Consultants	Professional	—	32,668	131,522	76,938	61,434	46,827	40,648	—	390,037
29.	McKeough, John	Expense Reimb	5,961	3,982	2,391	3,696	—	—	—	—	16,030
30.	Mckeough, John P.	Payroll	22,548	14,583	14,583	14,583	—	—	—	—	66,298
31.	Mostrom, Joel K.	Payroll	42,500	29,078	28,333	28,333	—	—	—	—	128,244
32.	Mostrom, Joel K.	Expense Reimb	—	1,120	461	—	281	—	—	—	1,862
33.	Naftzger, Christopher	Payroll	22,625	15,083	15,083	15,083	9,201	—	—	—	77,076
34.	Naftzger, Christopher	Expense Reimb	—	1,571	—	1,070	30	—	—	—	2,671
35.	Petit, Henri	BOD Fees	1,260	2,520	—	5,600	1,260	562	6,178	—	17,380
36.	Quarles & Brady	Professional				483,089	337,422	—	624,250	—	1,444,761
37.	Rosenblum, DR. John W.	BOD Fees	5,400	7,200	—	11,300	1,800	—	9,500	—	35,200
38.	Swade, Terry A.	Payroll	12,875	8,583	8,583	8,583	—	—	—	—	38,625
39.	Swade, Terry A.	Expense Reimb	—	—	490	—	—	—	—	—	490
40.	Thelander, Beverly L.	BOD Fees / Exp	5,400	7,200	2,256	11,300	1,800	—	10,067	—	38,023
41.	Turley, Troy	Expense Reimb	1,020	1,803	3,272	5,206	—	—	—	—	11,302
42.	Turley, Troy L.	Payroll	22,953	12,533	12,533	12,533	—	—	—	—	60,553
43.	Winter, David A	Payroll	18,887	12,592	12,592	12,592	15,740	—	—	—	72,402
44.	Winter, David A	Expense Reimb	117	—	64	—	25	45	—	—	251
	TOTAL PAYMENTS TO INSIDERS		$409,146	$330,533	$1,935,076	$1,444,713	$5,960,374	$533,549	$1,032,381	$276,980	$11,922,751

1.	Includes 12/31/08, 1/15/09 ad 1/31/09 payrolls.

CASE NAME: CANAL CORPORATION	ACCRUAL	BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	8/3/09-8/30/2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL	BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660	MONTH:	8/3/09-8/30/2009

INSURANCE

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X

3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: August 3, 2009 To August 30, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/09 - 4/15/10	$6,372	Paid at Inception

General Liability	Century Surety Company	4/15/09 - 4/15/10	$1,943	Paid at Inception

Commercial Property	The Harford	4/24/09 - 4/24/10	$5,999	Paid at Inception

Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception

Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception

Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception

Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception

Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception

Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception

Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception

Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 1/1/10	$44,356	Paid at Inception

Employed Lawyers Liability	American International Specialty Lines Insurance Company	1/1/10 - 1/1/13	$48,372	Paid at Inception

US Workers Compensation	Twin City Fire Insurance Company	5/1/09 - 5/1/10	$1,034	Paid at Inception

US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception

Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception

Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception

Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception